UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

May 8, 2020

Commission File Number: 0-29923

Orbital Energy Group, Inc.

(Exact Name of registrant as specified in Its Charter)

Colorado	84-1463284
(State or jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

1924 Aldine Western, Houston, Texas	77038
(Address of Principal Executive Offices)	(Zip Code)

(832) 467-1420

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	OEG	Nasdaq Capital Market

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 7.01	Regulation FD Disclosure

Effective May 8, 2020, the name of the Company was changed from CUI Global, Inc. to Orbital Energy Group, Inc. and the trading symbol has been changed to OEG effective May 11, 2020. On May 8, 2020 the Company issued a press release announcing this change of name; a copy of the press release is attached hereto as Exhibit 99.1.

The information in this report furnished pursuant to Items 5.03 and 7.01 shall not be deemed "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities of that section.  It may only be incorporated by reference in another filing under the Securities Act of 1933, as amended, if such subsequent filing references Items 5.03 and 7.01 of this Form 8-K.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits

3.1	Agreement and Plan of Merger and Articles of Amendment, as filed with the Secretary of State of the State of Colorado.

3.2	Amended and Restated By-Laws of Orbital Energy Group, Inc.

99.1	Press release of Orbital Energy Group, Inc., dated May 8, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Signed and submitted this 8th day of May 2020.

Orbital Energy Group, Inc.

By: /s/ William J. Clough

William J. Clough

Executive Board Chairman

Date: May 8, 2020